May 25, 2000


                          DREYFUS DEBT AND EQUITY FUNDS
                         DREYFUS PREMIER CORE BOND FUND
                   DREYFUS PREMIER HIGH YIELD SECURITIES FUND
                DREYFUS PREMIER HIGH YIELD DEBT PLUS EQUITY FUND


              SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                               DATED MARCH 1, 2000


      THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION CONTAINED IN THE SECTION OF THE FUND'S STATEMENT OF ADDITIONAL INFORMATION ENTITLED "SHAREHOLDER SERVICES - AUTOMATIC WITHDRAWAL PLAN."

      Class B Shares - Dreyfus Automatic Withdrawal Plan

      For any Fund account opened on or after July 24, 2000, or any existing Fund account to which the Dreyfus Automatic Withdrawal Plan ("AWP") is added on or after July 24, 2000, there will be no CDSC on Class B shares redeemed pursuant to an AWP withdrawal, as long as the amount of the withdrawal does not exceed an annual rate of 12% of the greater of the account value at the time of the first withdrawal under the AWP, or the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B shares under the AWP that exceed such amounts will be subject to a CDSC.